UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 8, 2010

Global Gold Corporation

(Exact name of registrant as specified in its charter)

Delaware	02-69494	13-3025550
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Identification No.)

45 East Putnam Avenue, Greenwich, CT	06830
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (203) 422-2300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02  Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

In late September 2009, Global Gold Corporation (the “Company” or "Global Gold") received comments from the Securities and Exchange Commission (the "SEC") noting that certain language in the independent audit report filed with respect to the financial statements in the Company's Form 10-K for the fiscal year ended December 31, 2008, which covered the years ended December 31, 2008 and 2007, and the period from inception through December 31, 2008, was unclear as there appeared to be a question of audit coverage of the reported cumulative financial information since the inception of the Company.  During the last several months the Company's auditors and the SEC have discussed clarification language or the engagement of the Company's predecessor auditors to re-issue their audit report with respect to prior periods and the reclassification of certain amounts disclosed to provide for consistency in presentation in the above-referenced Form 10-K which was filed with the SEC on April 15, 2009.

On January 8, 2010, the Chief Executive Officer and the Chief Financial Officer of Global Gold, after consultation with its independent registered accountanting firm, Sherb & Co. LLP, determined that the Company will be required to amend its financial statements included in the above-referenced Form 10-K and that its financial statements in the above-referenced Form 10-K should no longer be relied upon.  The Chief Executive Officer and Chief Financial Officer of the Company have discussed the matters disclosed in this filing on Form 8-K with the Company's independent registered accountants and the Company's Board of Directors during the period September 24, 2009 to February 17, 2010.  The Company believes these amendments will not reflect a substantive change in the reported information, but rather reclassification of certain amounts and elimination of any impression that cumulative columns and certain historical equity balances were audited by the Company's current auditors although audited by predecessor auditors.

The Company is in the process of preparing and filing a Form 10-K/A, which will cover the years ended December 31, 2008 and 2007, and the period from inception through December 31, 2008 to reflect an amended audit report and amended disclosure notes. Additionally, the cumulative columns will be labeled unaudited in the Consolidated Statements of Operations and Comprehensive Loss and the Consolidated Statement of Cash Flows for the periods covered in the above-referenced Form 10-K/A, and the Consolidated Statements of Changes in Stockholders’ Equity (Deficit) will be labeled as unaudited for years from inception through year ended December 31, 2005.  The Form 10-K/A will also include a reclassification between “additional paid in capital” and “accumulated other comprehensive income” for the year ended December 31, 2008 on the Consolidated Balance Sheets to be consistent with the Consolidated Statements of Changes in Stockholders’ Equity (Deficit).  The Company will also make revisions to “other comprehensive income” on the Consolidated Statements of Operations and Comprehensive Loss and the Comprehensive Loss table of the notes in the above-referenced Form 10-K/A.  In addition, such Form 10-K/A will amend the Company’s status from a development stage company to an exploration stage company.  The amendment of the Company’s status does not affect the Company’s mining licenses or operations in Armenia or Chile.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Gold Corporation

Dated: February 18, 2010	By:	/s/ Van Z. Krikorian
Name: Van Z. Krikorian
Title: Chairman & Chief Executive Officer